                                                                   EXHIBIT 10.59

                          LIFE MEDICAL SCIENCES, INC.
                            STOCK OPTION AGREEMENT

                          (non-qualified stock option)



          AGREEMENT entered into as of the date set forth on the signature page hereto by and between Life Medical Sciences, Inc., a Delaware corporation, with a principal place of business at 379 Thornall Street, Edison, New Jersey (together with its subsidiaries, if any, the "Company"), and the undersigned (the "Optionee").

     WHEREAS, the Company desires to grant to the Optionee a non-qualified stock option to acquire shares of the Company's Common Stock, $.001 par value (the "Shares");

     WHEREAS, the Plan provides that each option is to be evidenced by an option agreement, setting forth the terms and conditions of the option.

     NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the Company and the Optionee hereby agree as follows:

     1.  Grant of Option.
         ---------------

     The Company hereby grants to the Optionee a non-qualified stock option under the Plan (the "Option") to purchase all or any part of an aggregate of the number of Shares set forth on the signature page to this Agreement on the terms and conditions hereinafter set forth. The Option shall NOT be treated as an incentive stock option under Section 422 of the Internal Revenue Code of 1986. as amended (the "Code").

     2.  Purchase Price.
         --------------

     The purchase price ("Purchase Price") for the Shares covered by the Option shall be the dollar amount per share set forth on the signature page to this Agreement.

     3.  Time of Vesting and Exercise of Option.
         --------------------------------------


          The Option shall vest in full as of March 31, 1999.

     4.      Term
             ----

             a. The Option shall expire as to each installment amount on the date set forth next to each such amount on the signature page of this Agreement (the "Expiration Date"), subject to earlier termination as herein provided.

             b. If such termination to perform services is because of dismissal for cause or because the Optionee is in breach of any employment or consulting agreement, such Option will terminate on the date the Optionee ceases to perform services for the Company.

             c. In the event of the death of the Optionee, the Option granted to such Optionee shall terminate on the last day of the twelfth month from the date of death, or on the date on which the Option expires by its terms, whichever occurs first.

     5.   Manner of Exercise of Option.
          ----------------------------

       To the extent that the right to exercise the Option has accrued and is in effect, the Option may be exercised in full or in part by giving written notice to the Company stating the number of Shares as to which the Option is being exercised and accompanied by payment in full for such Shares. No partial exercise may be made for less than one hundred (100) full Shares of Common Stock. Payment shall be made in accordance with the terms of the Company's Amended and Restated 1992 Stock Option Plan. Upon such exercise, delivery of a certificate for paid-up, non-assessable Shares shall be made at the principal office of the Company to the person exercising the Option, not less than thirty (30) and not more than forty-five (45) days from the date of receipt of the notice by the Company, but subject to the following restriction, which is that the shares will not be registered with the Securities Exchange Commission unless and until the Company registers other new shares subsequent to the date of this agreement. Said registration will most likely be in conjunction with an equity financing for the Company.

     6.   Non-Transferability.
          -------------------

       The right of the Optionee to exercise the Option shall not be assignable or transferable by the Optionee otherwise than by will or the laws of descent and distribution or pursuant to a domestic relations order as defined in the Code or Title 1 of the Employee Retirement Income Security Act or the rules thereunder, and the Option may be exercised during the lifetime of the Optionee only by him or her. The Option shall be null and void and without effect upon any attempted assignment or transfer, except as herein provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition contrary to the provisions hereof, or levy of execution, attachment, trustee process or similar process, whether legal or equitable, upon the Option.

     7.   Representation Letter and Investment Legend.
          -------------------------------------------

     In the event that for any reason the Shares to be issued upon exercise of the Option shall not be effectively registered under the Securities Act of 1933 ("1933 Act"), upon any date on which the Option is exercised in whole or in part, the person exercising the Option shall give a written representation to the Company in the form attached hereto as Exhibit 1 and the Company shall place an "investment legend", so-called, as described in Exhibit 1, upon any certificate for the Shares issued by reason of such exercise.

     8.   Adjustments on Changes in Capitalization
          ----------------------------------------

     Adjustments on changes in capitalization and the like shall be made in accordance with the provisions of the Company's Amended and Restated 1992 Stock Option Plan as in effect on the date of this Option.

     9.   No Special Employment Rights.
          ----------------------------

     The provisions of this Section 9 are applicable only to Optionees who are employees of the Company. Nothing contained in the Plan or this Option shall be construed or deemed by any person under any circumstances to bind the Company to continue the employment of the Optionee for the period within which this Option may be exercised. However, during the period of the Optionee's employment, the Optionee shall render diligently and faithfully the services which are assigned to the Optionee from time to time by the Board of Directors or by the executive officers of the Company and shall at no time take any action which directly or indirectly would be inconsistent with the best interests of the Company.

     10.  Rights as a Stockholder.
          -----------------------

     The Optionee shall have no rights as a stockholder with respect to any Shares which may be purchased by exercise of this Option unless and until a certificate or certificates representing such Shares are duly issued and delivered to the Optionee. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     11.  Withholding Taxes.
          -----------------

     Whenever Shares are to be issued upon exercise of this Option, the Company shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy all Federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for the Shares. The Company may agree to permit the Optionee to authorize the Company to withhold Shares of Common Stock purchased upon exercise of the Option to satisfy the above-mentioned withholding requirement; provided, however, no such agreement may be made by an Optionee who is an officer or director within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, except pursuant to a standing election to so withhold Shares of Common Stock purchased upon exercise of the Option, such election to be made in the form set forth in Exhibit 2 hereto and to be made not less than six (6) months prior to such exercise. Such election may be revoked only upon providing six (6) months prior written notice to the Company.

     12.  Plan Provisions Control.
          -----------------------

     In the event of any inconsistency between the provisions of this Agreement and the provisions of the Plan, the inconsistent provision(s) of this Agreement shall be superceded by the Plan provision(s) to the extent necessary to reconcile the inconsistency.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the 31 day of Dec. 1998.

                            LIFE MEDICAL SCIENCES, INC.


                            By:           /s/ DREW KARAZIN
                                ---------------------------------------

                            OPTIONEE:

                            Print Name:    /s/ ROBERT  P. HICKEY
                                       --------------------------------

                            Sign Name :   Robert P. Hickey
                                       -------------------------------

                               OPTION INFORMATION
                               ------------------

Total Number of Shares Underlying Option: 20,000
Purchase Price Per Share: $.09


                         VESTING & EXPIRATION SCHEDULE
                         -----------------------------

  Vesting Date                  Number of Shares              Expiration Date
  ------------                  ----------------              ---------------
    3/31/99                          20,000                       3/31/06

                                   EXHIBIT 1
                           TO STOCK OPTION AGREEMENT
                           -------------------------
Gentlemen:

     In connection with the exercise by me of an option to purchase shares of Common Stock, $.001 par value, of Life Medical Sciences, Inc. (the "Company'), I hereby acknowledge that I have been informed as follows:

     1 . The shares of Common Stock of the Company to be issued to me pursuant to the exercise of said option (the "Shares") have not been registered under the Securities Act of 1933, as amended (the "Securities Act") and, accordingly, must be held indefinitely unless the Shares are subsequently registered under the Securities Act, or an exemption from such registration is available.

     2. Routine sales of securities made in reliance upon Rule 144 under the Securities Act can be made only after the holding period provided by that Rule has been satisfied, and, in any sale to which that Rule is not applicable, registration or compliance with some other exemption under the Securities Act will be required.

     3. The availability of Rule 144 is dependent upon adequate current public information with respect to the Company being available and, at the time that I may desire to make a sale pursuant to the Rule, the Company may neither wish nor be able to comply with such requirement,

     In consideration of the issuance of certificates for the Shares to me, I hereby represent and warrant that I am acquiring the Shares for my own account for investment, and that I will not sell, pledge or transfer the Shares in the absence of an effective registration statement covering the same, except as permitted by the provisions of Rule 144, if applicable, or some other applicable exemption under the Securities Act. In view of this representation and warranty, I agree that there may be affixed to the certificates for the Shares to be issued to me, and to all certificates issued hereafter representing the Shares (until in the opinion of counsel, which opinion must be reasonably satisfactory in form and substance to counsel for the Company, it is no longer necessary or required) a legend as follows:

     "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and were acquired by the registered holder pursuant to a representation and warranty that such holder was acquiring the

     Shares for his own account and for investment, with no intention of transfer or disposition of the same in violation of the registration requirements of that Act. These securities may not be sold, pledged, or transferred in the absence of an effective registration statement under such Act, or an opinion of counsel, which opinion is reasonably satisfactory to counsel to the Company, to the effect that registration is not required under such Act. "

     I further agree that the Company may place a stop transfer order with its transfer agent, prohibiting the transfer of the Shares, so long as the legend remains on the certificates representing the Shares.

                               Very truly yours,



Dated:
      -------------------

                                   EXHIBIT 2
                           TO STOCK OPTION AGREEMENT
                           -------------------------
Gentlemen:

     The undersigned Optionee hereby elects and agrees that, whenever the undersigned exercises a stock option (including any options which now or may hereafter be granted), Life Medical Sciences, Inc. (the "Company") shall withhold from that exercise such number of Shares equal in value to the federal and state withholding taxes due upon such exercise. The undersigned further acknowledges and agrees that this election may not be revoked without six (6) months' prior written notice to the Company.

                                   OPTIONEE:


                                   ---------------------------------------------
                                                      (Signature)


                                   ---------------------------------------------
                                                     (Print Name)

[LOGO OF LIFE MEDICAL SCIENCES, INC.]
---------------------------------------------------------------
Improving Life Through Discovery


January 11, 1999

Robert P. Hickey
92 Gooseneck Point Rd.
Oceanport, N.J. 07757

Dear Bob:

Thank you for your participation in our Options in Lieu of Compensation Program (Program). This Program represents one of many steps which we have undertaken to preserve our cash resources. You will note that the company has increased the number of options offered to you. The formula we are using is: number of options equals dollars forgiven times 1.5 times (1/.375 stock price) or # of options = $ forgiven x 1.5 x (I/.375 stock price).

Please find attached two originals of the Stock Option Agreement and Exhibit I for your review and signature. Please return one signed copy to me for our records. Also attached is a copy of the Amended and Restated 1992 Stock Option Plan for your information.

Please also sign and return one copy of this letter whereby you acknowledge understanding of and agreement with the following:

1) In compliance with the terms of the Program, by receipt of this Stock Option Agreement for 20,000 shares, you agree to waive your claim to $5,000.00 due to you from the Company at 12/31/98.

2) Participation in the Program is voluntary and at the discretion of the Company. It is the Company's intention to terminate the Program upon receipt of additional financing. Notification of the Program termination will be provided. Termination of the Program in no way effects your rights as defined in the Stock Option Agreement.



                                Continued .....

--------------------------------------------------------------------------------
379 Thornall Street . Edison, NJ 08837-2227    TEL 732-494-0440 FAX 732-494-6252
http://www.lifemed.com                                    Email: LMS@lifemed.com